SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 14, 2002 (August 14, 2002)

SPATIALIGHT, INC.

(Exact Name of Registrant as Specified in Charter)

New York	000-19828	16-1363082

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Commercial Blvd., Suite 200, Novato, California	94949

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(415) 883-1693

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
Exhibit 99.1

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Certification of Robert A. Olins, Acting Chief Executive Officer and Principal Executive Financial and Accounting Officer of SpatiaLight, Inc., pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9. Regulation FD Disclosure.

On August      , 2002, Robert A. Olins, Acting Chief Executive Officer and Principal Executive Financial and Accounting Officer of SpatiaLight, Inc. furnished one certification to the Securities and Exchange Commission relating to SpatiaLight’s Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2002, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A copy of the certification is attached hereto as Exhibits 99.1.

Limitation on Incorporation by Reference

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be incorporated by reference into the filings of SpatiaLight, Inc. under the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2002

SPATIALIGHT, INC.

By:	/s/ Robert A. Olins

	Name:	Robert A. Olins
	Title:	Acting Chief Executive Officer (Principal Executive, Financial and Accounting Officer)